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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      January 3, 2005
                                                    (December 31, 2004)
                                                ---------------------------

                            Park National Corporation
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             (Exact name of registrant as specified in its charter)

            Ohio                       1-13006                 31-1179518
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio                43058-3500
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(Address of principal executive offices)                           (Zip Code)

                                 (740) 349-8451
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 8 - Other Events

Item 8.01 - Other Events.

On December 31, 2004, Park National Corporation (Park) and First Federal Bancorp, Inc. (First Federal) issued a joint news release announcing the closing of the transactions related to their plan and agreement of merger. As a result, First Federal Savings Bank of Eastern Ohio (FFSB), merged with Park affiliate bank Century National Bank (Century) effective as of the close of business on December 31, 2004. FFSB, the surviving national bank subsidiary of Park following the merger, will change its name to Century National Bank.

Under the terms of the plan and agreement of merger, Park will pay $13.25 per share to shareholders of First Federal. The total First Federal Shares outstanding were 3,519,820 at December 31, 2004. Stock options totaling 233,599 shares were exercised after the signing of the merger agreement on August 2, 2004 and 102,326 options were cancelled and paid out with the holders of the cancelled options receiving the difference between $13.25 and the exercise price of the options.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c) Exhibits. The following exhibit is being filed with this Current Report on Form 8-K:

                 Exhibit No.    Description
                 -----------    -----------
                    99.1        News Release issued by Park National Corporation
                                and First Federal Bancorp, Inc. on December 31,
                                2004 announcing the closing of the merger transactions.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PARK NATIONAL CORPORATION


Dated: January 3, 2005                             By: /s/ John W. Kozak
                                                       ----------------------
                                                       John W. Kozak
                                                       Chief Financial Officer




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated January 3, 2005


                            Park National Corporation

Exhibit No.      Description
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   99.1          News Release issued by Park National Corporation and First
                 Federal Bancorp, Inc. on December 31, 2004 announcing the closing of the merger transactions.





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